SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  May 19, 2005


                             PHASE III MEDICAL, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                (State or other jurisdiction of incorporation)


                0-10909                                    22-2343568
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         Commission File Number                           IRS Employer
                                                        Identification No.


          330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK    11747
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                (Address of principal executive offices)         (Zip Code)


                                  631-574-4955
                                  ------------
                          Registrant's Telephone Number

            -------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 3.02.   Unregistered Sale of Equity Securities.

On May 19, 2005, Phase III Medical, Inc., a Delaware corporation (the "Company"), and Joseph D. Zuckerman, a Director of the Company, entered into a subscription agreement pursuant to which the Company sold to Dr. Zuckerman 100,000 shares of unregistered common stock, par value $0.001 per share, of the Company ("Common Stock") in exchange for $6,000.

On May 26, 2005, the Company and Wayne A. Marasco, a Director of the Company, entered into a subscription agreement pursuant to which the Company sold to Dr. Marasco 250,000 shares of unregistered Common Stock in exchange for $15,000.



                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PHASE III MEDICAL, INC.



                                                 By:  /s/ Mark Weinreb
                                                      --------------------------
                                                      Mark Weinreb
                                                      President and CEO




     Dated: May 27, 2005




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